Table of Contents

USAA Family of Funds                          1
Message from the President                    2
Investment Review                             4
Message from the Manager                      5
Financial Information:
  Distributions to Shareholders               7
     Independent Auditors' Report             8
     Statement of Assets and Liabilities      9
     Portfolio of Investments in Securities  10
     Notes to Portfolio of Investments       13
     Statement of Operations                 14
     Statements of Changes in Net Assets     15
     Notes to Financial Statements           16


                       Important Information:
Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

          USAA Investment Management Company
          Attn: Report Mail
          9800 Fredericksburg Road
          San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Income Fund, managed by USAA Investment Management Company (IMCO).
It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (copyright)1995, USAA. All rights reserved.

USAA Family of Funds Performance Summary
If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 29 funds by investment objective as of June 30, 1995. If you're interested in more information, please call us at 1-800-531-1087 for a prospectus. Please read the prospectus carefully before investing.


                                               Average Annual Total Return**
     Investment                Inception                                       Since     7-Day    30-Day***
     Objective                  Date           1 yr     5 yrs    10 yrs      Inception   Simple     SEC
Capital Appreciation

Aggressive Growth              10/19/81        39.72    11.12    9.78           -          -         -
Emerging Markets                11/7/94          -         -       -           (.50 )      -         -
Gold                            8/15/84         6.88     4.66    2.86            -         -         -
Growth                           4/5/71        26.34    12.37   11.75            -         -         -
Growth & Income                  6/1/93        21.19       -       -           10.49       -         -
International                   7/11/88         4.23     7.89      -            9.33       -         -
World Growth                    10/1/92         7.88       -       -           11.71       -         -

Asset Allocation

Growth and Tax Strategy++       1/11/89        11.09     8.59      -            8.93       -       4.06
Cornerstone Strategy++          8/15/84         9.25     9.24   12.00            -         -         -

Income - Taxable

GNMA                             2/1/91        11.00       -       -            8.08       -       6.79
Income                           3/4/74        15.07    10.00   10.04            -         -       6.87
Income Stock                     5/4/87        19.52    12.26      -           11.44       -         -
Short-Term Bond                  6/1/93         8.40       -       -            4.83       -       6.77

Income - Tax Exempt

Long-Term                       3/19/82         7.28     7.66    8.60            -         -       5.79
Interediate-Term                3/19/82         7.60     7.71    7.82            -         -       5.22
Short-Term                      3/19/82         5.23     5.52    5.76            -         -       4.36
California Bond*                 8/1/89         8.96     7.66      -            7.23       -       5.79
Florida Tax-Free Income*        10/1/93         7.82       -       -             .09       -       5.71
New York Bond*                 10/15/90         7.36       -       -            8.65       -       5.60
Texas Tax-Free Income*           8/1/94           -        -       -            8.40       -       5.63
Virginia Bond*                 10/15/90         8.79       -       -            8.31       -       5.78

Money Market

Money Market                     2/2/81         5.33     4.76    6.06            -       5.75        -
Tax Exempt Money Market          2/6/84         3.34     3.57    4.45            -       3.82        -
Treasury Money Market Trust      2/1/91         5.06       -       -            4.01     5.69        -
California Money Market*         8/1/89         3.31     3.36      -            3.71     3.74        -
Florida Tax-Free Money Market*  10/1/93         3.23       -       -            2.72     3.74        -
New York Money Market*         10/15/90         3.15       -       -            2.98     3.69        -
Texas Tax-Free Money Market*     8/1/94           -        -       -            3.06     3.72        -
Virginia Money Market*         10/15/90         3.25       -       -            3.18     3.61        -

* Shares of the state funds are authorized for sale only to residents of the states listed above.

** Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

An investment in any money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will maintain a stable net asset value of $1 per share.

Some tax-exempt income may be subject to state or local taxes or the federal alternative minimum tax.

Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

***Calculated as prescribed by the Securities and Exchange Commission.

++Formerly known as Balanced Portfolio Fund and Cornerstone Fund, respectively.



                   Message from the President


                                " . . .  I did decide to practice one
                                thing I have preached for many years."

Most of these messages look back at events. This one looks forward.

On January 29, 1995, my wife and I became grandparents. Karl Joseph Marbach was born to Alexandra, my wife's daughter, and her husband Keith Marbach. When my wife learned of the name Alexandra and Keith had chosen, she smiled. She noted that my middle names are Joseph Carl, and she said, "I think this kid's college education is secure."

"Secure" may be an exaggeration, but I did decide to practice one thing
I have preached for many years. I told Alexandra to get the little fellow a social security number, and as soon as she furnished that to me (well, almost as soon), I opened an InveStart((registered trademark)) account for Karl Joseph. This account, in the USAA Income Stock Fund, was opened for $100, and will have $50 per month added to it by an electronic funds transfer from my checking account.

InveStart is a program that we have offered for many years. For now it is available for use with the Income Stock Fund, Cornerstone Strategy Fund and Money Market Fund.(1) That lineup will soon expand. We originally intended it for young USAA members as a good way to start investing. We found, however, that many grandparents were using it as I just did.

The effect for Karl Joseph can be quite powerful. It is well documented that the stock market, as measured by the S&P 500 stock index, has produced a total return of 10% for the last 18 years ended July 31, 1995 (Source: Lipper Analytical Services, Inc.).(2)


(A photo of Michael J.C. Roth, President and Vice Chairman of the Board, appears here)

The chart on the next page shows the growth of an account with a $100 initial investment and $50 subsequent monthly investments for 18 years at an 8% return - a hypothetical figure based upon and more conservative than historical results. It is for illustrative purposes only and should not be considered an indication of fund performance by any of the USAA Family of Funds.

A systematic plan like this doesn't assure a profit or protect against loss in declining markets. Since such a plan involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue purchases through periods of low and high price levels.



[A graph is shown here which shows the growth of an account with a $100 initial investment and $50 subsequent monthly investments for 18 years at an 8% return - a hypothetical figure based upon and more conservative than historical results. The horizontal axis shows the years, and the vertical axis shows the dollar amount. The beginning value is $100 and the ending value is $24,209.]



In 18 years, college will cost more than it does now. This sum today would go a long way toward an education in an in-state public university. In 18 years it will not buy as much education as it does today, but it will be quite meaningful. If we add to the cash flow on birthdays, or if other relatives kick in, it will be even more meaningful. And it is relatively painless.

I promise to keep you posted on the progress of Karl Joseph's education fund. This is not theoretical; it is real.

Sincerely,


Michael Joseph Carl Roth
President and
Vice Chairman of the Board

(1 )An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the fund will maintain a stable net asset value of $1 per share. Please read the prospectus carefully before you invest or send money.

(2 )Past performance is no guarantee of future results.





                              Investment Review

Income Fund

OBJECTIVE: Maximum current income without undue risk to principal.

TYPES OF INVESTMENTS: Income-producing securities selected for their high yields relative to the risk involved.

                                                           7/31/95
Net Assets                                               $1,755.2 Million
Net Asset Value Per Share                                  $12.11

Average Annual Total Return as of 7/31/95
1 Year                                                      11.64%
5 Years                                                      9.65%
10 Years                                                    10.13%

[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 7/31/85 to 7/31/95, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: USAA Income Fund - $26,247, Lehman Brothers Aggregate Bond Index
- $25,993 and the Lipper Fixed Income Average - $24,277.]

The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index. The Lipper Fixed Income Average is the average performance level of all fixed-income funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.




                          Message from the Manager



(A photo of J.W. Saunders, Jr.,  Portfolio Manager, appears here)



General Discussion

We stated in our January 31, 1995 semiannual report that we believed the worst part of this interest rate cycle was behind us and that the bond market and the USAA Income Fund should have better times ahead. While past performance is no guarantee of future results, with 20/20 hindsight, we know that we have been in a strong bull (up) market for bonds in this reporting period and that the Income Fund's total return is 9.17% for the six months ended July 31, 1995. This demonstrates again the importance of being fully invested because you must be there when these powerful moves occur.

Using a combination of high-yield common stocks, government agency mortgage pass-throughs, and corporate or government bonds continues to be our strategy to provide a high current income which, when reinvested, has produced attractive and consistent compounded returns over longer time periods. The current portfolio mix in the Fund is 71.4% in agency mortgage pass-through securities, 13.8% in high-yield common stocks, 11.8% in U.S. Treasury bonds, 1.4% in corporate bonds, and .4% in short-term securities.

Outlook

The rapid decline in long-term interest rates this year has surprised market forecasters. Long-term interest rates have declined as the result of a perception that the economy is slowing and that the Federal Reserve will not foster further increases in short-term interest rates. The bond market has recently given back about 20% of its gains since November 7, 1994, which marked the end of the 1994 Bear Bond Market. This has happened more from a perception that the Federal Reserve will be slow in lowering short-term interest rates. We believe that the trend toward lower long-term interest rates is likely to continue.






                               Top 10 Securities
                               (% of Net Assets)



                                               Coupon         % of
                                               Rate %      Net Assets
                                               -------     ----------
                   1.   FNMA                    7.5           13.1
                   2.   GNMA                    7.5           12.3
                   3.   GNMA                    6.5           12.3
                   4.   U.S. Treasury Bond      7.9            9.2
                   5.   FNMA                    6.5            6.7
                   6.   GNMA                    7.0            5.5
                   7.   FNMA                    7.0            5.0
                   8.   GNMA                    8.0            3.8
                   9.   FNMA                    8.0            3.2
                  10.  FHLMC                    8.0            2.7


See Page 10 for a complete listing of the Portfolio of Investments in Securities.


                      Distributions to Shareholders

USAA Income Fund completed its fiscal year on July 31, 1995. As required by Federal Law (Internal Revenue Code of 1986, as amended, and the Regulations thereunder), the following sets forth per share data concerning the portions of the dividend distributions which represent domestic dividend income qualifying for the dividends received deduction and taxable domestic interest income for the year ended July 31, 1995.

The per share data on this schedule reflects distributions related to earnings for the fiscal year ended July 31, 1995. The per share data on this table may not agree with other disclosures concerning distributions which occurred during the fiscal year.

     Dividend income -
          domestic (qualifying)    $    .1345
     Interest income -
          taxable                       .7155
                                   -----------
     TOTAL DISTRIBUTIONS           $    .8500
                                   ===========



                            Independent Auditors' Report

The Shareholders and Board of Directors
USAA Mutual Fund, Inc.:


We have audited the accompanying statement of assets and liabilities and portfolio of investments in securities of the Income Fund of USAA Mutual Fund, Inc. as of July 31, 1995, the related statement of operations for the year ended July 31, 1995, the statements of changes in net assets for the year ended July 31, 1995 and the ten-month period ended July 31, 1994, and the financial highlights information presented in note 7 to the financial statements for each of the periods in the five-year period ended July 31, 1995. These financial statements and the financial highlights information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights information referred to above present fairly, in all material respects, the financial position of the Income Fund of USAA Mutual Fund, Inc. as of July 31, 1995, the results of its operations for the year ended July 31, 1995, the changes in its net assets for the year ended July 31, 1995 and the ten-month period ended July 31, 1994, and the financial highlights information for each of the periods in the five-year period ended July 31, 1995, in conformity with generally accepted accounting principles.

                                   KPMG PEAT MARWICK LLP
San Antonio, Texas
September 5, 1995











Income Fund
Statement of Assets and Liabilities
(In Thousands)
July 31, 1995

Assets
  Investments in securities, at market value (identified cost of
     $1,745,901)                                                   $1,734,823
  Cash                                                                    848
  Receivables:
     Capital shares sold                                                  272
     Dividends and interest                                            16,872
     Securities sold                                                   31,621
                                                                   ----------
        Total assets                                                1,784,436
                                                                   ----------
Liabilities
  Securities purchased                                                 26,803
  Capital shares redeemed                                               1,709
  USAA Investment Management Company                                      360
  USAA Transfer Agency Company                                            190
  Accounts payable and accrued expenses                                   203
                                                                   ----------
        Total liabilities                                              29,265
                                                                   ----------
           Net assets applicable to capital shares outstanding     $1,755,171
                                                                   ==========
Represented by:
  Paid-in capital                                                  $1,764,184
  Accumulated undistributed net investment income                       2,021
  Accumulated net realized gain on investments                             44
  Net unrealized depreciation of investments                          (11,078)
                                                                   ----------
           Net assets applicable to capital shares outstanding     $1,755,171
                                                                   ==========
  Capital shares outstanding                                          144,914
                                                                   ==========
  Net asset value, redemption price, and offering price per share  $    12.11
                                                                   ==========
See accompanying notes to financial statements.




Income Fund
Portfolio of Investments in Securities

July 31, 1995


                                                                      Market
     Number                                                           Value
   of Shares                    Security                              (000)
   ---------                    --------                              ------
                            Common Stocks (13.8%)
   1,200,000   Allegheny Power System, Inc.                      $    28,800
     800,000   American Electric Power Co., Inc.                      27,600
   1,100,000   CINergy Corp.                                          28,600
     530,000   CIPSCO, Inc.                                           15,569
     650,000   Houston Industries, Inc.                               28,437
     900,000   Long Island Lighting Co.                               14,400
     680,000   New York State Electric & Gas Corp.                    15,895
   1,100,000   Northeast Utilities                                    24,750
     200,000   NYNEX Corp.                                             8,250
     480,000   Ohio Edison Co.                                        10,560
   1,000,000   Public Service Enterprise Group, Inc.                  27,750
     400,000   Southwestern Public Service Co.                        11,750
                                                                 -----------
               Total common stocks (cost: $244,723)                  242,361
                                                                 -----------

                         Corporate Obligations (1.4%)
     Principal
     Amount                                          Coupon
     (000)                                            Rate     Maturity
     ---------                                       ------    --------
     $    51   Citibank, N.A. Mortgage Pass-Thru
                  Certificate, Series 1982A           14.00%  9/30/96        53
       4,900   Consolidated Rail Corp.                 9.75   6/15/20     6,034
       2,000   Dial Corp.                             10.50   5/15/06     2,398
           2   Norwest Mortgage, Inc.                 11.75   2/01/99         2
      10,000   Southern Bell Telephone & Telegraph Co. 8.63   9/01/26    10,426
       3,350   Texas Eastern Transmission Corp.       10.00  10/01/11(a)  3,557
       2,500   Texas Eastern Transmission Corp.       10.13   9/01/11(a)  2,656
                                                                        -------
               Total corporate obligations (cost: $22,949)               25,126
                                                                        -------

                   U.S. Government & Agency Issues (83.2%)
               Federal Home Loan Mortgage Corp. (6.9%)
       7,210   7.50%, 10/01/19                                          7,159
      47,131   8.00%, 3/01/17 - 1/01/21                                47,587
      20,945   8.50%, 2/01/17 - 9/01/20                                21,455
       8,570   9.00%, 12/01/16 - 10/01/20                               8,859
          66   9.25%, 2/01/09                                              68
      11,623   9.50%, 5/01/16 - 1/01/21                                12,113
      15,310   10.00%, 3/01/16 - 9/01/20                               16,463
         333   10.25%, 1/01/13                                            360
       3,263   10.50%, 10/01/17 - 6/01/20                               3,552
         199   11.00%, 7/01/15                                            220
         200   11.75%, 5/01/15                                            222
       1,303   12.00%, 7/01/11 - 7/01/15                                1,454
         431   12.25%, 7/01/14                                            483
         786   12.50%, 11/01/09 - 5/01/15                                 883
         227   12.75%, 4/01/11 - 7/01/14                                  255
         402   13.00%, 9/01/10 - 7/01/14                                  453
           4   13.50%, 1/01/13                                              5
                                                                    ---------
                                                                      121,591
                                                                    ---------

               Federal National Mortgage Assn. (28.9%)
     123,810   6.50%, 7/01/23 - 2/01/24                               118,084
      90,670   7.00%, 9/01/22 - 9/01/23                                88,516
     229,885   7.50%, 2/01/22 - 2/01/23                               229,454
      54,780   8.00%, 5/01/21 - 12/01/22                               55,687
      14,726   8.50%, 3/01/21 - 5/01/22                                15,191
                                                                    ---------
                                                                      506,932
                                                                    ---------

               Government National Mortgage Assn. (35.5%)
     227,286   6.50%, 6/15/23 - 2/15/24                               215,779
      99,638   7.00%, 5/15/23 - 9/15/23                                97,302
     216,256   7.50%, 9/15/22 - 7/15/23                               216,188
      65,280   8.00%, 3/15/22 - 5/15/24                                66,668
      16,798   8.50%, 6/15/15 - 2/15/17                                17,433
       8,728   9.00%, 5/15/09 - 1/15/22                                 9,170
         194   9.50%, 6/15/09 - 9/15/09                                   206
         493  10.00%, 11/15/17                                            537
                                                                   ----------
                                                                      623,283
                                                                   ----------

               Government National Mortgage Assn.,
                    Graduated Payment Mortgages (0.1%)
       1,573   9.50%, 8/15/09 - 10/15/09                                1,662
         343  10.00%, 12/15/09 - 1/15/11                                  372
                                                                   ----------
                                                                        2,034
                                                                   ----------
               U.S. Treasury Bonds (11.8%)
      40,000    7.625%, 2/15/25                                        43,862
     146,215    7.875%, 2/15/21                                       162,299
                                                                   ----------
                                                                      206,161
                                                                   ----------
      Total U.S. Government & agency issues (cost: $1,470,894)      1,460,001
                                                                   ----------
                              Short-Term (0.4%)

                                              Coupon
                                               Rate     Maturity
                                              ------    ---------
             Commercial Paper
   2,211     Ford Motor Credit Co.             5.77%     8/03/95        2,210
   3,578     General Motors Acceptance Corp.   5.70      8/01/95        3,578
   1,547     Sears, Roebuck Acceptance Corp.   5.73      8/01/95        1,547
                                                                    ---------
             Total short-term (cost: $7,335)                            7,335
                                                                    ---------
             Total investments (cost:  $1,745,901)                 $1,734,823
                                                                    =========


Income Fund
Notes to Portfolio of Investments

July 31, 1995

General Notes

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


Specific Notes

(a) Security is a sinking fund debenture.


See accompanying notes to financial statements.



Income Fund
Statement of Operations
(In Thousands)

Year ended July 31, 1995


Net investment income:
     Income:
          Dividends                                              $    18,581
          Interest                                                   110,422
                                                                 -----------
               Total income                                          129,003
                                                                 -----------
     Expenses:
          Management fees                                              4,033
          Transfer agent's fees                                        2,073
          Custodian's fees                                               325
          Postage                                                        191
          Shareholder reporting fees                                      82
          Directors' fees                                                  3
          Registration fees                                               87
          Audit fees                                                      30
          Legal fees                                                       5
          Other                                                           63
                                                                 -----------
               Total expenses                                          6,892
                                                                 -----------
                    Net investment income                            122,111
                                                                 -----------
Net realized and unrealized gain (loss) on investments:
     Net realized loss                                                  (204)
     Change in net unrealized appreciation/depreciation               62,076
                                                                 -----------
                    Net realized and unrealized gain                  61,872
                                                                 -----------
Increase in net assets resulting from operations                 $   183,983
                                                                 ===========


See accompanying notes to financial statements.






Income Fund
Statements of Changes in Net Assets
(In Thousands)

Year ended July 31, 1995
and Ten-month period ended July 31, 1994

                                                 1995                1994
                                                ------              ------
From operations:
  Net investment income                    $    122,111        $    107,218
  Net realized loss on investments                 (204)                (74)
  Change in net unrealized appreciation/
    depreciation of investments                  62,076            (195,698)
                                             ----------           ---------
    Increase (decrease) in net assets
      resulting from operations                 183,983             (88,554)
                                             ----------           ---------
Distributions to shareholders from:
  Net investment income                        (122,518)           (116,645)
                                             ----------            --------
  Net realized gains                               -                (37,217)
                                             ----------            --------
From capital share transactions:
  Shares sold                                   200,959             347,840
  Shares issued for dividends reinvested         99,380             127,397
  Shares redeemed                              (325,567)           (445,951)
                                             -----------           ----------
    Increase (decrease) in net assets from
      capital share transactions                (25,228)             29,286
                                             ----------            --------
Net increase (decrease) in net assets            36,237            (213,130)
Net assets:
  Beginning of period                         1,718,934           1,932,064
                                             ----------          ----------
  End of period                            $  1,755,171        $  1,718,934
                                             ==========          ==========
Undistributed net investment income included
in net assets:
  Beginning of period                      $      2,428        $     11,855
                                             ==========          ==========
  End of period                            $      2,021        $      2,428
                                             ==========          ==========
Change in shares outstanding:
  Shares sold                                    17,308              27,913
  Shares issued for dividends reinvested          8,577              10,295
  Shares redeemed                               (28,218)            (36,423)
                                             ----------          ----------
    Increase (decrease) in shares outstanding    (2,333)              1,785
                                             ==========          ==========
Authorized shares of $.01 par value             200,000             200,000
                                             ==========          ==========

See accompanying notes to financial statements.

Income Fund
Notes to Financial Statements
(In Thousands)

July 31, 1995
(1) Summary of Significant Accounting Policies

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of seven separate funds. The information presented in this annual report pertains only to the Income Fund (the Fund).

On November 8, 1993, the Board of Directors of the Company voted to change the Fund's fiscal year end from September 30 to July 31. The financial information for the ten-month period ended July 31, 1994 reflects this change.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Directors.
The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

(2) Line of Credit

The Fund participates with other USAA funds in a joint $150 million short-term revolving loan agreement (the Agreement) through January 15, 1996, for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under this Agreement, the Fund may borrow up to 5% of the market value of its assets or 10% of the Fund's assets taken at cost at the time of the borrowing, whichever amount is less. Borrowings under this Agreement bear interest at .125% over the Federal Funds Rate as published by the Federal Reserve Bank of New York or .125% over the London Interbank Offered Rate. The Fund had three (each for one day) borrowings under this Agreement during the year ended July 31, 1995, incurring $5 in interest expense.

(3) Distributions

Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year.

(4) Investment Transactions

Purchases and sales of securities, excluding short-term securities, for the year ended July 31, 1995 were $512,337 and $512,255, respectively.

Gross unrealized appreciation and depreciation of investments as of July 31, 1995 was $39,809 and $50,887, respectively.

(5) Transactions with Manager

A. Management fees - The investment policy of the Fund and the management of the Fund's portfolio is carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .24% of its annual average net assets.

B. Transfer agent's fees- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Company has an agreement with the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other remuneration for such services.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended July 31, 1995 was $16.

(6) Transactions with Affiliates

USAA Investment Management Company is wholly owned by United Services Automobile Association (the Association), a large diversified financial services institution. At July 31, 1995, the Association and its affiliates (including related employee benefit plans) owned 15,576 shares (10.7%) of the Fund.


Income Fund
Notes to Financial Statements (continued)

July 31, 1995

(7) Financial Highlights

Per share operating performance for a share outstanding throughout each period is as follows:

                                                Ten-Month
                                Year Ended     Period Ended
                                  July 31,       July 31,           Year Ended September 30,
                                    1995           1994            1993          1992        1991
                                    ----           ----            ----          -----       -----
Net asset value at
  beginning of period          $    11.67      $    13.28    $    12.76      $    12.11   $  11.03
Net investment income                 .84             .72           .90             .95        .98
Net realized and
  unrealized gain (loss)              .45           (1.30)          .52             .64       1.09
Distributions from net
  investment income                  (.85)           (.78)         (.90)           (.93)      (.99)
Distributions of realized
  capital gains                       -              (.25)           -             (.01)        -
                               ----------      ----------      ----------      ----------  ---------
Net asset value at
  end of period                $    12.11      $    11.67    $    13.28      $    12.76  $   12.11
                               ==========      ==========    ===========      ==========  =========
Total return(%)*                    11.64           (4.52)        11.58           13.72      19.64
Net assets at
  end of period (000)          $1,755,171      $1,718,934    $1,932,064      $1,359,721   $827,505
Ratio of expenses to
  average net assets (%)              .41             .41(a)        .41             .42        .47
Ratio of net investment
  income to average net
  assets (%)                         7.27            6.98(a)       7.00            7.78       8.61
Portfolio turnover (%)              30.86(b)        25.36(b)      44.82           21.78      15.45

-----------------------
*Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Annualized.  The ratio is not necessarily indicative of 12 months of operations.



INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

July 31, 1995

(b) The Fund may simultaneously purchase and sell the same securities. These transactions can be high in volume and are dissimlar to other trade activity within the Fund. If these transactions were excluded from the calculation, the portfolio turnover rate would be as follows:

                                                    Ten-Month
                                Year Ended          Period Ended
                                 July 31,             July 31,
                                  1995                  1994

Portfolio turnover (%)              9.09               16.79

Purchases and sales of this type are as follows:

Purchases (000)                 $360,943            $155,322
Sales (000)                     $361,366            $155,497